INVESCO Growth Fund, Inc.

                Supplement to Prospectus dated January 1, 1997

The section of the above Fund's Prospectus entitled "The Fund and Its Management" is amended to (1) delete the fifth paragraph, and (2) substitute the following paragraphs in its place:

      The Fund is managed by two members of the INVESCO Growth Team, which is headed by Timothy J. Miller. The following individuals are primarily
      responsible  for  the  day-to-day   management  of  the  Fund's  portfolio
      holdings:

      Trent E. May, a Chartered Financial Analyst, has been the lead portfolio manager of the Fund since October 1997 (co-portfolio manager since 1996). Mr. May also manages INVESCO VIF-Growth Fund, INVESCO Small Company Growth Fund, and INVESCO VIF-Small Company Growth Fund and is a vice president of INVESCO Trust Company. Mr. May began his investment career in 1991 and was most recently senior equity fund manager/equity analyst with Munder Capital Management in Detroit. Mr. May received a M.B.A. from Rollins College and a B.S. in Engineering from the Florida Institute of Technology.

      Timothy J. Miller, a Chartered Financial Analyst, has been a co-portfolio manager of the Fund since 1996. Mr. Miller also manages INVESCO VIF-Growth Fund, INVESCO Dynamics Fund, INVESCO VIF-Dynamics Fund, INVESCO Small Company Growth Fund, and INVESCO VIF-Small Company Growth Fund and is a senior vice president of INVESCO Trust Company. Mr. Miller was previously an analyst and portfolio manager with Mississippi Valley Advisors from 1979 to 1992. Mr. Miller received a M.B.A. from the University of Missouri-St. Louis and a B.S.B.A. from St. Louis University.

The date of this Supplement is October 24, 1997.